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                                  EXHIBIT 10.3

                                 AMENDMENT NO. 2

                                       TO

 THE EXPANDED AND AMENDED THYMOSIN ALPHA 1 LICENSE, DISTRIBUTORSHIP AND
                                SUPPLY AGREEMENT
        SIGNED BY AND BETWEEN SCICLONE PHARMACEUTICALS INTERNATIONAL LTD
                                       AND
         SIGMA-TAU INDUSTRIE FARMACEUTICHE RIUNITE SPA ON MARCH 3, 2000
       AS AMENDED BY THE PARTIES WITH AMENDMENT NO. 1 ON DECEMBER 19, 2001
                          (HEREINAFTER "THE AGREEMENT")

SCICLONE PHARMACEUTICALS INTERNATIONAL LTD. ("SPIL"), a Cayman Islands business entity which is a wholly-owned subsidiary of SciClone Pharmaceuticals, Inc. ("SCLN"), a Delaware corporation;

                                       and

SIGMA-TAU INDUSTRIE FARMACEUTICHE RIUNITE S.P.A. ("Sigma-Tau"), an Italian corporation having offices at viale Shakespeare 47, 00144 Rome, Italy.

SPIL AND SIGMA-TAU HEREBY AGREE TO AMEND ARTICLE 5 (DEVELOPMENT AND CLINICAL TRIALS), OF THE AGREEMENT (IN ORDER TO ADD A NEW SECTION 5.8) AS FOLLOWS:

5.8 Licensed Product, Pegaysy(R) and Copegus(R) Clinical Trials. Subject to but without change to other provisions of Article 5, Sigma-Tau and SPIL agree to conduct a 550 patient hepatitis C trial (the "Trial") under the following terms:

(a) Sigma-Tau and SPIL agree, upon signature of this Amendment, to form a steering committee (the "Steering Committee") consisting of at least four appropriate and mutually acceptable individuals, two from Sigma-Tau and two from SPIL. The role of the Steering Committee is to oversee the conduct and progress of the Trial with the intention to move the Trial forward as fast as appropriate and, when necessary, to make recommendations to both SPIL and Sigma-Tau management for changes or improvements. The Steering Committee will convene formally a minimum of four times at regularly scheduled telephonic or face-to-face meetings each calendar quarter (face-to-face meetings will take place at least twice each calendar year that the Trial is in process) to discuss the conduct and progress of the Trial. Minutes of the meetings will be sent to the appropriate levels of both Sigma-Tau and SPIL management.

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(b) Sigma-Tau's Obligations

Subject to: (1) SPIL providing to Sigma-Tau the Licensed Product and also providing the products Pegaysy(R) and Copegus(R) manufactured by F. Hoffmann - La Roche Ltd. of Basel, Switzerland ("Roche"); (2) the parties' mutual agreement on the design and objectives of the clinical program and the clinical protocol for the Trial; (3) regulatory authorization, if needed, to commence the Trial; and (4) other necessary authorizations and procedures customary and normal to the conduct of a clinical study comparable to the Trial in accordance with [****], Sigma-Tau shall use its reasonable best efforts to conduct a comprehensive minimum enrollment 550 patient phase 3 clinical Trial in the Territory and in the additional countries of Poland, Hungary, the Czech Republic and other countries to be approved in writing by SPIL from time to time, which is designed, implemented and monitored according to [****] involving the Licensed Product in combination with the products Pegaysy(R) and Copegus(R) in the treatment of hepatitis C patients that have failed to respond to prior therapy (non-responders). Subject to the foregoing conditions, unless otherwise agreed by the parties in writing, Sigma-Tau agrees to the following development obligations with respect to the Trial:

                        (i) to conduct the Trial as a multi-country, multi-center study; the number of target sites, Principal Investigator, other investigators, will be mutually agreed by the parties;

                        (ii) to enroll the first patient in the Trial as soon as practically possible during the year 2004;

                        (iii) to use its reasonable best efforts to complete the enrollment of at least 550 patients in the Trial by [****];

                        (iv) to fully and in a timely manner fund the Trial, subject to SPIL making the payments and supplying the products as provided for in (c) below; and

                        (v) Sigma-Tau and its Affiliates shall keep SCLN informed of the progress of the Trial and shall provide SCLN with quarterly summary reports of the results of the Trial. Sigma-Tau and its Affiliates shall give SCLN access to the clinical reports and patient histories concerning the Trial. Sigma-Tau will provide to SCLN and to SPIL, for regulatory and marketing purposes and with the intention of assisting SCLN and SPIL in the submission of such regulatory filings as SCLN and SPIL deem appropriate, the data resulting from the Trial when and as it is available.

(c) SPIL'S Obligations

In furtherance of the Trial:

                        (i) SPIL shall supply free of charge to Sigma-Tau the Licensed Product, placebo and the Roche products Pegaysy(R) and Copegus(R) in the amounts needed for the Trial;

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                        (ii) SPIL shall make payments to Sigma-Tau up to a total
of US $2,500,000 (U.S. Dollars two million five hundred thousand) to assist in paying for incurred or anticipated costs and expenses associated with the Trial, as follows:

                              (1) an initial payment equal to [****] upon
[****];

                              (2) a payment equal to [****] upon [****];

                              (3) a payment of [****] per each patient, who is
enrolled and injected with active drug substance, up to a cumulative total of [****], paid [****]; and

                              (4) a milestone payment equal to [****] upon
[****].

(d) SCLN and Roche have entered into that certain Material Transfer Agreement attached hereto as Annex I (the "Roche MTA"). In concluding the Trial and acting as the Sponsor as defined in the Roche MTA, Sigma-Tau hereby agrees to perform the Trial in accordance with (i) the Protocol (which Protocol shall be approved by SCLN, SPIL, Sigma-Tau and Roche), and (ii) the terms of the Roche MTA. Further, Sigma-Tau agrees to be bound by the same confidentiality and non-use terms applicable to SCLN under the Roche MTA.

Except only as set forth above, all of the provisions of the Agreement shall remain unchanged and in full force and effect.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SIGNATURE PAGE

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT AGREEMENT TO BE DULY EXECUTED EFFECTIVE AS OF THE DATE LAST WRITTEN BELOW.

SCICLONE Pharmaceuticals                     SIGMA-TAU Industrie
International Ltd.                           Farmaceutiche Riunite SpA

__________________________________           __________________________________
By:                                          By:
Title:                                       Title:
Date:                                        Date: